                                                                    Exhibit 10.8

                               BIO NEBRASKA, INC.

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of July 13, 1989, is made by and among Bio Nebraska, Inc., a Nebraska corporation with its principal place of business at 1695 Brower Road, Lincoln, Nebraska 68502 (the "Company"); John
N. Irwin III, an individual with an address at 405 Park Avenue, New York, New York 10022 (the "Purchaser"); Fred Wagner, an individual with an address at c/o Bio Nebraska, Inc., 1695 Brower Road, Lincoln, Nebraska 68502 ("Wagner"); Sheldon Schuster, an individual with an address at c/o Bio Nebraska, Inc., 1695 Brower Road, Lincoln, Nebraska 68502 ("Schuster"); Dwane Wylie, an individual with an address at c/o Bio Nebraska, Inc., 1695 Brower Road, Lincoln, Nebraska 68502 ("Wylie"); Thomas R. Coolidge, an individual with an address at c/o Bio Nebraska, Inc., 1695 Brower Road, Lincoln, Nebraska 68502 ("Coolidge"; Wagner, Schuster, Wylie and Coolidge are sometimes referred to herein collectively as the "Managers"); and Cultor, Ltd., a Finnish corporation with a principal place of business in Finland ("Cultor"; the Purchaser, Cultor and the Managers are sometimes referred to herein collectively as "Holders").

                                    RECITALS:

         A. The Company is issuing 110 shares of its Common Stock (the "Initial Purchaser Shares") to the Purchaser pursuant to a Common Stock Purchase Agreement of even date herewith (the "Purchase Agreement") and is granting the Purchaser an option to purchase an additional 55 shares of Common Stock (the "Purchaser Option Shares") pursuant to an Option Agreement of even date herewith (the "Option Agreement"). (The Initial Purchaser Shares and the Purchaser Option Shares are sometimes collectively referred to herein as the "Purchaser Shares.")

         B. Each of Wagner, Schuster and Wylie is the holder of 67 shares of the Company's Common Stock and it is contemplated by that certain Bio Nebraska, Inc. Shareholder Agreement, dated as of January 1, 1989, that each of them will be issued an additional 66 of such shares on December 31, 1989 (all of the foregoing shares, whether previously or to be hereafter issued, are sometimes referred to herein as the "Founder Shares").

         C. Coolidge will be the holder of 100 shares of the Company's common stock (such shares, together with the Founder Shares, are sometimes referred to herein collectively as the "Manager Shares").

         D. Cultor will be the holder of 501 shares of the Company's Common Stock (the "Cultor Shares"; the Purchaser Shares, the Manager Shares and the Cultor Shares, together with any and all other shares of the Company's Common Stock acquired by the Holders prior to the first underwritten public offering of the Company's Common Stock, are sometimes referred to herein collectively as the "Registrable Securities").

         E. The Holders desire to set forth the registration rights to be granted to the Holders in connection with the securities of the Company held by them.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth in this Agreement and in the agreements pursuant to which the Holders acquired or will acquire their securities in the Company, the parties mutually agree as follows:

         1. REQUESTED REGISTRATION. (a) In case the Company shall receive from the Purchaser, from Cultor or from the Managers a written request, signed by the Purchaser, Cultor or all of the Managers, as the case may be, that the Company effect a registration under the Securities Act of 1933, as amended (the "Securities Act") with respect to the Registrable Securities of any such Holder, the Company will as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws (provided that the Company shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such state or jurisdiction) and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 1:

         (i) Within 6 years of the date of this Agreement;

         (ii) Within the one hundred eighty (180) day period immediately following the effective date of the registration statement pertaining to the first underwritten public offering of securities of the Company for its own account;

         (iii) In the case of a request by either the Managers or Cultor, after the Company has effected two (2) registrations pursuant to this Section 1 on behalf of the Managers as a group or on behalf of Cultor, as the case may be, and such registration have been declared or ordered effective or, in the case of a request by the Purchaser, after the Company has effected one (1) such registration on behalf of the Purchaser and such registration has been declared or ordered effective;

         (iv) If within thirty (30) days of such request the Company gives notice that it is engaged or has fixed plans to engage in an initial firmly underwritten registered public offering pursuant to a registration statement to be filed with the Securities and Exchange Commission (the "Commission") within thirty (30) days;

         (v) If at the time of the request, the Holder or Holders making the request could sell all of the Registrable Securities requested to be registered under Rule 144 promulgated under the Securities Act ("Rule 144") during the three-month period following such request;

         (vi) If at the time of the request the Holder or Holders making the request own, in the aggregate, less than five percent (5%) of the Company's then outstanding shares of Common Stock (without giving effect to shares issuable upon exercise or conversion of outstanding securities); or

         (vii) If the aggregate offering to the public of the Registrable Securities requested to be registered would not be at least $2,500,000.

         Subject to the foregoing clauses (i) through (vii) and to Section (c), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Purchaser, Cultor or the Managers.

         (b) UNDERWRITING. If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

         (c) DELAY OF REGISTRATION. If the Company shall furnish to the Holders making the request a certificate signed by the President or the Chairman of the Board of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders to proceed with such registration statement at that time, then the Company may direct that such request for registration be delayed for a period not in excess of one hundred twenty (120) days, such right to delay a request to be exercised by the Company not more than twice in any one-year period.

         2. COMPANY REGISTRATION.

         (a) If at any time or from time to time the Company shall determine to register any of its Common Stock, for its own account or for the account of others, other than (I) a registration relating solely to employee benefit plans,
(II) a registration relating solely to a Commission Rules 145 transaction, (III) a registration relating to the first underwritten public offering of securities of the Company or (IV) a registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, the Company will:

         (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

         (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder or Holders, PROVIDED, HOWEVER, that the Company shall not be required to effect any such registration if at the time of the request such Holder or Holders could legally sell all of the Registrable Securities requested to be registered under Rule 144 during the 12-month period following such request.

         (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 2(a)(i). In such event the right of any Holder to registration pursuant to this
Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all of such Holders' Registrable Securities from such registration and underwriting. The Company shall so advise all Holders (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting), and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among such Holders in proportion, as nearly as practicable, to the respective amounts of the aggregate number of shares of Common Stock and Registrable Securities owned by such Holders and such other shareholders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriter), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriter limitation.

         3. EXPENSES OF REGISTRATION. Unless and to the extent otherwise required, in the judgment of counsel to the Company, in order to comply with applicable state blue sky or securities laws and regulations, all expenses incurred by the Company in complying with Sections 1 and 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) shall be borne by the Company; PROVIDED, HOWEVER, that all underwriting discounts, selling commissions and registration or filing fees applicable to the sale of Registrable Securities and fees and disbursements of counsel to participating Holders shall be borne by the Holders of the securities so registered pro-rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 1, the request of which has been subsequently withdrawn by the Holder making the request (unless the withdrawal is based upon material adverse information concerning the Company of which the Holder was not aware at the time of such request or the Company's failure to provide the legal opinion or accountants' letter described in paragraph 4(g)), in which case such expenses shall be borne by the Holder.

         4. REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to Sections 1 or 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At the Company's expense (unless and to the extent otherwise required, in the judgment of counsel to the Company, in order to comply with applicable state blue sky or securities laws and regulations), the Company will:

         (a) Use its best efforts to keep such registration, qualification or compliance effective for a period of ninety (90) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

         (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Sections 1 or 2, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         5. INDEMNIFICATION.

         (a) Except as otherwise provided below, the Company will indemnify each Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder, participating in any registration, qualification or compliance effected pursuant to this Agreement with respect to Registrable Securities held by such Holder, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other federal or state law, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or
(ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

         (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Holder, each of its officers, directors, and partners and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities sold as contemplated herein.

         (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the

Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 5 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         6. INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         7. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

         (a) Use its best efforts to facilitate the sale of the Registrable Securities to the public, without registration under the Securities Act, pursuant to Rule 144 under the Securities Act, provided that this shall not require the Company to file reports under the Securities Act and the Exchange Act at any time prior to the Company's being otherwise required to file such reports;

         (b) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after ninety (90) days after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

         (c) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

         (d) So long as the Holders own any Registrable Securities to furnish to the Holders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holders may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holders to sell any such securities without registration.

         8. "MARKET STAND-OFF" AGREEMENT. Each Holder agrees that if, at the time, he or it holds more than 5% of the Company's voting stock (giving effect to the exercise or conversions of all securities held by such Holder exercisable for or convertible into voting stock within 180 days), such Holder will not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by him or it during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act if so requested by the Company and/or underwriter of Common Stock (or other securities) of the Company, provided that:

         (a) all officers and directors of the Company and all other holders of at least 5% of the Company's voting securities enter into similar agreements. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period; and

         (b) such time period may be (i) waived or shortened by such underwriter, or (ii) extended by written agreement among such underwriter and the holders of a majority in interest of Registrable Securities.

         9. TRANSFER OF REGISTRATION RIGHTS. The registration rights granted under Section 1 of this Agreement may be assigned or otherwise transferred by any Holder to a transferee or all of such Holder's Registrable Securities and the registration rights granted under Section 2 of this Agreement may be transferred by any Holder to a transferee of all or any part of such Holder's Registrable Securities; provided, however, that the Company is given (i) written notice by such transferee at the time of or within a reasonable time after said transfer, stating the name and address of said transferee and (ii) said transferee's agreement to be bound by the provisions of this Agreement.

         10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska applicable to contracts between Nebraska residents entered into and to be performed entirely within the State of Nebraska.

         11. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         12. ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

         13. NOTICES, ETC. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given to such party at the address or telecopy number indicated for such party below or at such other address or telecopy number as such party may hereafter specify by notice to the other parties. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours (but 120 hours in the case of a communication to Cultor) after such communication is deposited in the mails with first-class postage prepaid, addressed as aforesaid, (ii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this paragraph and the party to which such telecopy is transmitted orally confirms receipt, or (iii) if given by any other means, when delivered at the address specified in this paragraph.

         (a)      If to the Company, to:

                  Bio Nebraska, Inc.
                  1695 Brower Road
                  Lincoln, Nebraska 68502

                  Telecopy number:  not applicable

                  With a copy to:

                  Thomas R. Coolidge, Esq.
                  Beebe Hill Road
                  Falls Village, Connecticut 06031

                  Telecopy number:  (203) 824-5770

         (b)      If to the Purchaser, to:

                  c/o Hillside Capital Incorporated
                  405 Park Avenue
                  New York, New York 10022

                  Telecopy number:  (212) 759-4831

         (c)      If to Wagner, Schuster or Wylie, to:

                  c/o Bio Nebraska, Inc.
                  1695 Brower Road
                  Lincoln, Nebraska 68502

                  Telecopy number:  not applicable

         (d)      If to Coolidge, to:

                  Beebe Hill Road
                  Falls Village, Connecticut 06031

                  Telecopy number:  (203) 824-5770

         (e)      If to Cultor, to:



         14. DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing upon any breach or default under this agreement, shall be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character of any breach or default under this agreement, or any waiver of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         15. COUNTERPARTS. This agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         16. SEVERABILITY. In the case any provision of this agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         17. AMENDMENTS. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the holders of eighty-five percent (85%) of the number of shares of Registrable Securities outstanding as of the date of such amendment or waiver. Each Holder acknowledges that by the operation of this Section the holders of eighty-five percent (85%) of the outstanding Registrable Securities may have the right and power to diminish or eliminate certain rights of such Holder under this Agreement.

         The foregoing Registration Rights Agreement is hereby executed as of the date first above written.

                                   BIO NEBRASKA, INC.


                                   By:/s/ Thomas R. Coolidge
                                      ----------------------------------------
                                       Name:
                                       Title: Chairman of the Board

                                   /s/ John N. Irwin III
                                   -------------------------------------------
                                   John N. Irwin III


                                   CULTOR LTD.


                                   By:/s/ Juha Koivurinta
                                      ----------------------------------------
                                      Name:
                                      Title:

                                   /s/ Fred W. Wagner
                                   -------------------------------------------
                                   Fred Wagner

                                   /s/ Sheldon Schuster
                                   -------------------------------------------
                                   Sheldon Schuster

                                   /s/ Dwane Wylie
                                   -------------------------------------------
                                   Dwane Wylie


                                   /s/ Thomas R. Coolidge
                                   -------------------------------------------
                                   Thomas R. Coolidge

                                    AMENDMENT
                                       TO
                BIO NEBRASKA, INC. REGISTRATION RIGHTS AGREEMENT

         This Amendment, dated as of November 22, 1989, is entered into among Bio Nebraska, Inc., a Nebraska corporation having its principal place of business at 1695 Brower Road, Lincoln, Nebraska 68502 (the "Company"); Hillside Industries Incorporated, a Delaware corporation having its principal place of business at 405 Park Avenue, New York, New York 10022 ("Hillside"); John N. Irwin III, an individual with an address at 405 Park Avenue, New York, New York 10022 (the "Irwin"); Fred Wagner, an individual with an address at c/o Bio Nebraska, Inc., 1695 Brower Road, Lincoln, Nebraska 68502; Sheldon Schuster, an individual with an address at c/o Bio Nebraska, Inc., 1695 Brower Road, Lincoln, Nebraska 68502; Thomas R. Coolidge, an individual with an address at c/o Bio Nebraska, Inc., 1695 Brower Road, Lincoln, Nebraska 68502 ("Coolidge"); Dwane Wylie, an individual with an address at c/o Bio Nebraska, Inc. 1695 Brower Road, Lincoln, Nebraska 68502; and Cultor, Ltd., a Finnish corporation having its principal place of business in Finland ("Cultor").

                                    RECITAL:

         A. The Company is issuing 123 shares of its Common Stock to Hillside pursuant to a Securities Purchase Agreement, dated the date hereof;

         B. Cultor is selling to Hillside 136 shares of the Company's Common Stock pursuant to a Common Stock Purchase Agreement, dated the date hereof (the "Cultor Agreement") (such 136 shares, together with the 123 shares being acquired by Hillside from the Company and any and all other shares of the Company's Common Stock acquired by Hillside prior to the first underwritten public offering of the Company's Common Stock, are referred to herein as the "Hillside Shares");

         C. Cultor is selling to Coolidge 90 shares of the Company's Common Stock pursuant to the Cultor Agreement (such 90 shares, together with any and all other shares of the Company's Common Stock acquired by Coolidge from Cultor after the date hereof and prior to the first underwritten public offering of the Company's Common Stock, are referred to herein as the "Coolidge Investment Shares");

         D. The Holders desire to set forth the registration rights to be granted to Hillside and Coolidge in connection with the securities of the Company to be held by Hillside and Coolidge.

                                   AGREEMENT:

         NOW, THEREFORE, the parties (being the holders of at least 85% of the Registrable Securities of the Company outstanding as of the date of this Amendment) do, for good and valuable consideration, hereby mutually agree to the following amendments to the Registration Rights Agreement of the Company, dated as of July 13, 1989 (the "Agreement"):

         1.(a) The registration rights granted to the Holders pursuant to Sections 1 and 2 of the Agreement are extended to Hillside as the holder of the Hillside Shares, all on the same terms and conditions of the Agreement as are applicable to the Registrable Securities held by Cultor (such that Hillside is entitled to two requested registrations pursuant to Section 1 of the Agreement).

         1.(b) The registration rights granted to the Holders pursuant to Sections 1 and 2 of the Agreement are extended to Coolidge as the holder of the Coolidge Investment Shares (but to Coolidge only in respect of the Coolidge Investment Shares and not in respect of share of the Company's Common Stock held by Coolidge that are included with the term "Manager Shares" as defined in the Agreement), all on the same terms and conditions of the Agreement as are applicable to the Registrable Securities held by Irwin (such that Coolidge is entitled to one requested registration pursuant to Section 1 of the Agreement in respect of the Coolidge Investment Shares).

         2. Any reference in the Agreement to the term "Registrable Securities" shall be deemed to include the Hillside Shares and the Coolidge Investment Shares, provided that, wherever the term "Registrable Securities" is used in the Agreement with reference to Coolidge as an individual Holder (and not as one of the Managers), the term "Registrable Securities" shall be deemed to include only the Coolidge Investment Shares and not those shares of the Company's Common Stock held by Coolidge that are included within the term "Manager Shares" as defined in the Agreement.

         3. Any reference in the Agreement to the term "Holders" shall be deemed to include Hillside as the holder of the Hillside Shares and Coolidge as the holder of the Coolidge Investment Shares.

         4. All capitalized terms used and not defined herein shall the meanings ascribed to them in the Agreement.

         5. This Amendment may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

         6. This Amendment shall be governed by and construed in accordance with the laws of the State of Nebraska applicable to contracts between Nebraska residents entered into and to be performed entirely within the State of Nebraska.

         7. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof in effect on the date of execution and delivery of this Amendment. As used in the Agreement, all references to the terms "Agreement", "hereof",

"hereby" or the like shall mean the Agreement as amended by this Amendment unless the context specifically requires otherwise.

         IN WITNESS WHEREOF, this Amendment has been executed by each of the parties hereto (or their duly authorized officers) all as of the year and day first above written.


                                   BIO NEBRASKA, INC.


                                   By:/s/ Thomas R. Coolidge
                                      ---------------------------------
                                   Name:
                                   Title: Chairman of the Board

                                   HILLSIDE INDUSTRIES INCORPORATED


                                   By: /s/ John N. Irwin III
                                      ----------------------------------
                                   Name: John N. Irwin III
                                   Title: Managing Director

                                   CULTOR LTD.


                                   By:
                                      ---------------------------------
                                   Name:
                                   Title:

                                   /s/ John N. Irwin III
                                   ------------------------------------
                                   John N. Irwin III

                                   /s/ Thomas R. Coolidge
                                   ------------------------------------
                                   Thomas R. Coolidge


                                   ------------------------------------
                                   Fred Wagner


                                   ------------------------------------
                                   Sheldon Schuster


                                   ------------------------------------
                                   Dwane Wylie


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